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                                                                   EXHIBIT 10.10

                     ASSIGNMENT OF MANAGEMENT AGREEMENT AND
                        SUBORDINATION OF MANAGEMENT FEES

         THIS ASSIGNMENT OF MANAGEMENT AGREEMENT AND SUBORDINATION OF MANAGEMENT FEES (this "ASSIGNMENT") is made as of November 1, 2004, by CEDAR-FRANKLIN VILLAGE LLC, a Delaware limited liability company, having its principal place of business at c/o Cedar Shopping Centers Partnership, L.P., 44 South Bayles Avenue, Suite 304, Port Washington, NY 11050 ("BORROWER"), to EUROHYPO AG, NEW YORK BRANCH, the New York branch of a German banking corporation, having an address at 1114 Avenue of the Americas, Twenty-Ninth Floor, New York, New York 10036 ("LENDER"), and is consented and agreed to by CALARESE PROPERTIES, INC., a Massachusetts corporation, having its principal place of business at 1000 Franklin Village Drive, Franklin, Massachusetts 02038 ("MANAGER").

                                    RECITALS:

         A. Borrower by its Promissory Note of even date herewith given to Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "NOTE") is indebted to Lender in the principal sum of FORTY-THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($43,500,000.00) advanced pursuant to the Loan Agreement of even date herewith between Borrower and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "LOAN AGREEMENT"), in lawful money of the United States of America, with interest from the date thereof at the rates set forth in the Note (the indebtedness evidenced by the Note, together with such interest accrued thereon, shall collectively be referred to as the "LOAN"), principal and interest to be payable in accordance with the terms and conditions provided in the Note.

         B. The Loan is secured by, among other things, a Mortgage and Security Agreement (the "MORTGAGE"), dated as of the date hereof, which grants Lender a first lien on the property encumbered thereby (the "PROPERTY"). The Note, the Loan Agreement, the Mortgage, this Assignment and any of the other documents evidencing or securing the Loan are collectively referred to as the "LOAN DOCUMENTS".

         C. Pursuant to a certain Management Agreement of even date herewith between Borrower and Manager (the "MANAGEMENT AGREEMENT") (a true, correct and complete copy of which Management Agreement is attached hereto as Exhibit A), Borrower employed Manager exclusively to rent, lease, operate and manage the Property and Manager is entitled to certain management fees (the "MANAGEMENT FEES") thereunder.

         D. Lender requires as a condition to the making of the Loan that Borrower assign the Management Agreement and that Manager subordinate its interest in the Management Fees in lien and payment to the Mortgage as set forth below.

                                    AGREEMENT

         For good and valuable consideration the parties hereto agree as follows:

         1. Assignment of Management Agreement. As additional collateral security for the Loan, Borrower hereby conditionally transfers, sets over and assigns to Lender all of Borrower's right, title and interest in and to the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender's option, upon the occurrence and during the continuance of an Event of Default under the Note, the Loan Agreement, the Mortgage or any of the other Loan Documents (each, an "EVENT OF DEFAULT").

         2. Subordination of Management Fees. The Management Fees and the Management Agreement and all rights and privileges of Manager to the Management Fees or under the Management Agreement are hereby and shall at all times continue to be subject and unconditionally subordinate in all respects in lien and payment to the lien and payment of the Mortgage, the Note, the Loan Agreement and the other Loan Documents and to any renewals, extensions, modifications, assignments, replacements, or consolidations thereof and the rights, privileges, and powers of Lender thereunder.

         3. Estoppel. Manager represents and warrants that (a) the Management Agreement is in full force and effect and has not been modified, amended or assigned other than pursuant to this Assignment and constitutes the entire agreement between Manager and Borrower with respect to management of the Property, (b) neither Manager nor Borrower is in default under any of the terms, covenants or provisions of the Management Agreement and Manager knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Management Agreement, (c) neither Manager nor Borrower has commenced any action or given or received any notice for the purpose of terminating the Management Agreement, (d) the Management Fees and all other sums due and payable to the Manager under the Management Agreement have been paid in full and (e) that Manager is aware that the Leases and Rents relating to the Property have been assigned collaterally to Lender pursuant to the Loan Documents. Manager and Borrower agree not to amend, modify, replace, substitute, cancel or terminate the Management Agreement without Lender's prior written consent.

         4. Agreement by Borrower and Manager. Borrower and Manager hereby agree that upon the occurrence and during the continuance of an Event of Default during the term of this Assignment or upon the occurrence of any event which would entitle Lender to terminate the Management Agreement in accordance with the terms of the Loan Documents, Lender may terminate the Management Agreement and require Manager to transfer its responsibility for the management of the Property to a management company selected by Lender in Lender's reasonable discretion, effective as of the date set forth in Lender's notice to Manager. Following any such termination, Manager shall apply all rents, security deposits, issues, proceeds and profits of the Property in accordance with Lender's written directions to Manager. Any such termination of the Management Agreement by Lender hereunder (and any termination under Sections 5 or 6 hereof) shall, as between Borrower and Manager, be deemed a termination by Borrower under the Management Agreement, and Manager's rights with respect to Borrower shall be determined pursuant to the terms of the Management Agreement.

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         5. Borrower's Right to Replace Manager. Borrower shall have the right to terminate the Management Agreement and enter into a new management agreement with the Approved Property Manager in accordance with Section 7.2 of the Loan Agreement.

         6. Lender's Right to Replace Manager. In addition to the foregoing, in the event that Lender, in Lender's reasonable discretion, at any time during the term of this Assignment, determines that the Property is not being managed in accordance with generally accepted management practices for properties similar to the Property, Lender shall deliver written notice thereof to Borrower and Manager, which notice shall specify with particularity the grounds for Lender's determination. If Lender reasonably determines that the conditions specified in Lender's notice are not remedied to Lender's reasonable satisfaction by Borrower or Manager within thirty (30) days from receipt of such notice or that Borrower or Manager have failed to diligently undertake correcting such conditions within such thirty (30) day period, Lender may direct Borrower to terminate Manager as manager of the Property and terminate the Management Agreement and to replace Manager with a management company acceptable to Lender in Lender's sole discretion and in such an event, Manager acknowledges that Lender shall not be liable to Manager for any unpaid Management Fees which accrued prior to the date of such termination.

         7. Receipt of Management Fees. Manager shall not be obligated to return or refund to Lender any Management Fees or other fee, commission or other amount received by Manager prior to the occurrence of the Event of Default, and to which Manager was entitled under the Management Agreement.

         8. Consent and Agreement by Manager. Manager hereby acknowledges and consents to this Assignment and agrees that Manager will act in conformity with the provisions of this Assignment and Lender's rights hereunder or otherwise related to the Management Agreement. In the event that the responsibility for the management of the Property is transferred from Manager in accordance with the provisions hereof or otherwise, Manager shall fully cooperate in transferring its responsibility to a new management company and effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated. Further, Manager shall (a) not contest or impede the exercise by Lender of any right it has under or in connection with this Assignment; (b) in the manner provided for in this Assignment, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management Agreement or otherwise discontinue its management of the Property and (c) not amend any of the provisions or terms of the Management Agreement without the prior consent of Lender.

         9. Termination. At such time as the Loan is paid in full and the Mortgage is released of record, this Assignment and all of Lender's right, title and interest hereunder with respect to the Management Agreement shall terminate.

         10. Notices. All notices or other communications hereunder shall be in writing and shall be given in accordance with Section 11.6 of the Loan Agreement. Any notice or other communication to Manager shall be addressed as follows (or at such other address and person as shall be designated by Manager from time to time):

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If to Manager:             Calarese Properties, Inc.
                           100 Franklin Village Drive
                           Franklin, Massachusetts 02038

         11. No Oral Change. This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Lender or Manager, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         12. Liability. This Assignment shall be binding upon and inure to the benefit of Borrower, Manager and Lender and their respective successors and assigns forever.

         13. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

         14. Governing Law. This Assignment shall be governed, construed, applied and enforced in accordance with the laws of the State of New York and the applicable laws of the United States of America.

         15. Headings, etc. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         16. Duplicate Originals, Counterparts. This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         17. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         18. Secondary Market. Lender may sell, transfer and deliver the Note and assign the Mortgage, this Assignment and the other Loan Documents to one or more investors in the secondary mortgage market ("INVESTORS"). In connection with such sale or at any time prior to such sale, and from time to time, Lender may retain or assign responsibility for servicing the Loan, including the Note, the Mortgage, this Assignment and the other Loan Documents, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer, on behalf of the Investors. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

         19. Further Assurances. Manager and Borrower shall, at Borrower's sole cost and expense: (a) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the Lender's rights

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hereunder, as Lender may reasonably require; and (b) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Assignment, as Lender shall reasonably require from time to time.

         20. Miscellaneous. (a) Wherever pursuant to this Assignment (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         (b) Wherever pursuant to this Assignment it is provided that Borrower shall pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender actually incurred, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

                         [NO FURTHER TEXT ON THIS PAGE]



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                  IN WITNESS WHEREOF the undersigned have executed this
Assignment as of the date and year first written above.


                             BORROWER:


                             CEDAR-FRANKLIN VILLAGE LLC,
                             a Delaware limited liability company

                             By: Cedar-Franklin Village 2 LLC, a Delaware limited liability company, its sole member


                                   By:    Cedar Shopping Centers Partnership,
                                          L.P., a Delaware limited partnership,
                                          its sole member


                                          By:   Cedar Shopping Centers, Inc., a
                                                Maryland corporation, its
                                                general partner


                                                By: _____________________
                                                       Name:  Brenda J. Walker
                                                       Title:  Vice President


                             LENDER:


                             EUROHYPO AG, NEW YORK BRANCH, the New York branch of a German banking corporation



                             By:__________________________________
                                 Name:
                                 Title:



                             By: __________________________________
                                 Name:
                                 Title:

                             MANAGER:


                             -----------------------------------
                             a _________________________________



                             By:________________________________
                                 Name:
                                 Title:


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                                    EXHIBIT A

                              MANAGEMENT AGREEMENT







                                        A-1